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                                                                   EXHIBIT 10.13


                           SENIOR SUBORDINATED NOTE


$5,000,000                                                     DECEMBER 30, 1997


     FOR VALUE RECEIVED, the undersigned, SELFIX, INC. a Delaware corporation; TAMOR CORPORATION, a Massachusetts corporation; SHUTTERS, INC., an Illinois corporation; and SEYMOUR HOUSEWARES CORPORATION, a Delaware corporation (individually and "Joint Issuer" and, collectively, the "Joint Issuers"), hereby unconditionally PROMISE TO PAY to the order of ARCHIMEDES FUNDING, L.L.C., at the office of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), in its individual capacity, at 10 South LaSalle Street, Suite 2700, Chicago, IL 60603, or at such other place as the holder of this Senior Subordinated Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of FIVE MILLION DOLLARS (5,000,000), together with interest on the unpaid principal amount of this Senior Subordinated Note outstanding from time to time from the date hereof, at the rate provided in the Note Purchase Agreement (as herein after defined). The Joint Issuers agree that they will be jointly and severally liable for the payment of all amounts due hereunder.


     This Senior Subordinated Note is issued pursuant to the certain Note Purchase Agreement dated as of December 30, 1997 by and among the Joint Issuers, Home Products International, Inc., a Delaware corporation, and GE Capital and the other Note Purchasers signatory thereto (as the same from time to time may be amended, restated, supplemented or otherwise modified, the "Note Purchase Agreement"), and is entitled to the benefit and security of the Note Purchase Documents provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the indebtedness evidenced hereby is made and is to be repaid and for a statement of holder's remedies upon the occurrence and during the continuance of an Event of Default. All capitalized terms, unless otherwise defined herein, shall have the meanings ascribed to them in the Note Purchase Agreement.


     The principal amount of the indebtness evidenced hereby shall be payable in one installment on December 30, 2006, if not sooner paid in full, and is subject to certain prepayments as set forth in the Note Purchase Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, as are specified in the Note Purchase Agreement.


     If any payment on this Senior Subordinated Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the rate applicable for the prior month during such extension.


     Upon and after the occurrence of an Event of Default, this Senior Subordinated Note may, as provided in the Note Purchase Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.




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     Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Joint Issuers to the fullest extent permitted by law.

     All payments under this Senior Subordinated Note shall be paid in the State of Illinois, and this Senior Subordinated Note shall be interpreted, governed by, and construed in accordance with, the laws of the State of Illinois applicable to promissory notes made and payable in such State.

                                            SELFIX, INC.


                                            By:
                                               -------------------------------

                                            Name:
                                                 -----------------------------

                                            Title:
                                                  ----------------------------


                                            TAMOR CORPORATION


                                            By:
                                               -------------------------------

                                            Name:
                                                 -----------------------------

                                            Title:
                                                  ----------------------------

                                            SHUTTERS, INC.


                                            By:
                                               -------------------------------

                                            Name:
                                                 -----------------------------

                                            Title:
                                                  ----------------------------


                                            SEYMOUR HOUSEWARES CORPORATION


                                            By:
                                               -------------------------------

                                            Name:
                                                 -----------------------------

                                            Title:
                                                  ----------------------------